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                                                                    Exhibit 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec 1350), the undersigned, James L. DiStefano, Chief Financial Officer of Healthcare Services Group, Inc., a Pennsylvania corporation (the "Company"), does hereby certify, to his knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 of the Company (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                         /s/ James L. DiStefano
                                                         -----------------------
                                                         James L. DiStefano
                                                         Chief Financial Officer
                                                         October 27, 2003